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                                                                    EXHIBIT 99.2

                                OMNIBUS AMENDMENT

     This Omnibus Amendment (this "Amendment"), dated as of August 31, 2006, by and between Icoria, Inc., a Delaware corporation (the "COMPANY"), Clinical Data, Inc., a Delaware corporation ("CLINICAL DATA") and Laurus Master Fund, Ltd., a Cayman Islands company (the "PURCHASER"), amends that certain Securities Purchase Agreement, dated as of October 19, 2004, by and between the Company and the Purchaser (as amended, modified and/or supplemented from time to time, the "SECURITIES PURCHASE AGREEMENT"); that certain Secured Convertible Term Note issued as of October 19, 2004 by the Company in favor of Purchaser in the initial principal amount of $5,000,000 (as amended, modified and/or supplemented from time to time, the "TERM NOTE"); and that certain Registration Rights Agreement, dated as of October 19, 2004, by and between the Company and the Purchaser (as amended, modified and/or supplemented from time to time, the "REGISTRATION RIGHTS AGREEMENT" and, together with the Securities Purchase Agreement, the Term Note and the other Related Agreements (as defined in the Securities Purchase Agreement), each as amended, modified and/or supplemented from time to time, the "DOCUMENTS"). Capitalized terms used but not defined herein shall have the meanings given them in the Securities Purchase Agreement.

                                    PREAMBLE

     WHEREAS, on or prior to October 19, 2004, the Company authorized the sale to the Purchaser of Term Note in the aggregate principal amount of Five Million Dollars ($5,000,000), which Term Note is convertible into shares of the Company's common stock, $0.01 par value per share (the "COMMON STOCK") at an initial fixed conversion price of $0.53 per share of Common Stock;

     WHEREAS, on October 19, 2004, the Company issued warrants (the "WARRANTS") to the Purchaser to purchase up to 1,650,943 shares of the Company's Common Stock (subject to adjustment as set forth therein) in connection with Purchaser's purchase of the Term Note;

     WHEREAS, on October 19, 2004, Purchaser purchased the Term Note and the Warrants;

     WHEREAS, on December 20, 2005, Clinical Data, Irides Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of Clinical Data and the Company consummated a merger (the "MERGER"), the result of which was the acquisition by Clinical Data of 100% of the outstanding equity interests of the Company and to otherwise assume the obligations and liabilities of the Company;

     WHEREAS, as a result of the Merger, the Company has deregistered its shares of Common Stock and as a result caused the Registration Statement (as defined in the Registration Right Agreement) to not remain effective as required pursuant to Section 2(b)(ii) of the Registration Rights Agreement and as a result thereof owes Laurus certain liquidated damages (the "LIQUIDATED DAMAGES") as determined in accordance with Section 2(b) of the Registration Rights Agreement;

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     WHEREAS, the Company has failed to pay to Laurus when due the Liquidated
Damages;

     WHEREAS, Laurus has agreed to waive on the terms and conditions set forth herein, the Events of Default that may have occurred and are continuing as a result of the failure by the Company to pay to Laurus the Liquidated Damages when due; and

     WHEREAS, Clinical Data has agreed to issue to Laurus on the terms set forth herein shares of its common stock, par value $0.01, upon conversion of the Term Note, to issue to Laurus on the terms set forth herein common stock purchase warrants in replacement of the Warrants, to provide on the terms set forth herein a limited guaranty of the obligations of the Company to Laurus, as well as to amend and restate certain of the Documents in the forms attached hereto, all in order to incorporate certain mutually agreed-to terms.

     NOW, THEREFORE, in consideration of the covenants, agreements and conditions hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. WAIVERS

     (i)  Laurus hereby waives each Event of Default that may have arisen under
          Section 4.1 of the Term Note solely as a result of the failure by the Company to pay to Laurus the Liquidated Damages as determined pursuant to Section 2(b) of the Registration Rights Agreement. Laurus hereby further waives any Liquidated Damages due and payable to Laurus by the Company up to and including the date hereof.

     (ii) Laurus hereby reaffirms its consent granted to the Company to postpone payment of the Monthly Amounts (as defined in the Term Note) otherwise due on the first business day of each of June, July and August of 2006 with the understanding that (x) the interest portion of the Monthly Amounts so postposned (i.e. $103,400) shall be added to and capitalized with the outstanding Principal Amount of the Term Note (i.e. $2,903,226) as evidenced by the Amended and Retstated Term Note (as defined below) and (y) and Principal Amount portion of the Monthly Amounts so postponed shall be payable pursuant to the terms of the revised amortization schedule as set forth in the Amended and Restated Term Note.

     2. AMENDMENTS AND AGREEMENT.

     (i) Effective as of the Amendment Effective Date (as defined below), the Term Note is hereby amended and restated in the form attached hereto as Exhibit A (the "AMENDED AND RESTATED TERM NOTE"). For the avoidance of doubt, the amendment and restatement of the Term Note as set forth in


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          this Section 1(i) shall be in substitution for and not in satisfaction of the Term Note;

     (ii) Effective as of the Amendment Effective Date, the Securities Purchase Agreement is hereby amended and restated in the form attached hereto as Exhibit B (the "AMENDED AND RESTATED SECURITIES PURCHASE AGREEMENT");

     (iii) On the Amendment Effective Date, in further consideration of the amendments in this Section 1, Clinical Data shall issue a two-year warrant (the "TWO-YEAR Warrant") to the Purchaser to purchase up to 12,811 shares of the common stock of Clinical Date with an exercise price of $30.00, such Two-Year Warrant to be in the form attached hereto as Exhibit C;

     (iv) On the Amendment Effective Date, in further consideration of the amendments in this Section 1, Clinical Data shall issue a five-year warrant (the "FIVE-YEAR Warrant") to the Purchaser to purchase up to 12,811 shares of the common stock of Clinical Date with an exercise price of $30.00, such Five-Year Warrant to be in the form attached hereto as Exhibit D;

     (v) On the Amendment Effective Date, in further consideration of the amendments in this Section 1, Clinical Data shall duly execute and deliver to the Purchaser (i) a Guaranty (the "CLINICAL DATA GUARANTY") to the Purchaser in the form attached hereto as Exhibit E; and (ii) a Registration Rights Agreement (the "CLINICAL DATA REGISTRATION RIGHTS AGREEMENT") to the Purchaser in the form attached hereto as Exhibit F;

     (vi) Promptly following the Amendment Effective Date, (i) the Registration Rights Agreement shall be deemed terminated and shall be of no further force or effect and (ii) the original Term Note (which is substituted, but not satisfied, by the issuance of the Amended and Restated Term
          Note) shall be returned to the Company and (iii) the Warrants shall be marked cancelled and returned to the Company.

     3. ACKNOWLEDGMENTS AND AGREEMENTS WITH RESPECT TO VARIOUS RELATED
AGREEMENTS.

     (i) For the avoidance of doubt, the Company hereby acknowledges and confirms its due authorization, execution and delivery of the Securities Purchase Agreement and all Related Agreements referred to therein (each as amended, restated, modified and/or supplemented through and including the date hereof) to which it is a party, including all instruments, financing statements, agreements, certificates and documents executed and delivered in connection therewith, and hereby ratifies all actions heretofore taken in connection therewith, including, without limitation, the


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          acknowledgement, ratification and confirmation of the grant by the
          Company to the Purchaser of a security interest and charge, to the extent applicable, in the assets of the Company as more specifically set forth in the Securities Purchase Agreement and the Related Agreements referred to therein.

     4. EFFECTIVENESS. This Amendment shall be effective as of the date (the "AMENDMENT EFFECTIVE DATE") when:

     (i) Each of the Company, Clinical Data and the Purchaser (to the extent party thereto) shall have executed and each of the Company and Clinical Data shall have delivered to the Purchaser its respective counterpart to: (A) this Amendment; (B) the Amended and Restated Term Note; (C) the Amended and Restated Securities Purchase Agreement; (D) the Clinical Data Guaranty; (E) the Clinical Data Registration Rights Agreement; (F) the Two-Year Warrant and (G) the Five-Year Warrant.

     (ii) The Purchaser shall have received from each of the Company and Clinical Data, true and correct certified copies of resolutions of the Board of Directors (or equivalent) of such Person with respect to the matters set forth in this Amendment, and such resolutions shall be in form and substance satisfactory to the Purchaser;

     (iii) Clinical Data shall have cause its general counsel to provide to the Purchaser an opinion of counsel in form and substance satisfactory to the Purchaser addressing such matters as shall arise in connection with this Amendment and the transactions described herein.

     5. MISCELLANEOUS.

          (i) Except as specifically set forth in this Amendment, there are no other amendments to the Term Note, and all of the other forms, terms and provisions of the Term Note remain in full force and effect.

          (ii) The Company hereby represents and warrants to the Purchaser that
               (i) no Event of Default exists on the date hereof, after giving effect to this Amendment, (ii) on the date hereof, after giving effect to this Amendment, all representations and warranties referenced in (iii) below made by the Company and the Parent (provided that the Parent is only making the representations and warranties contained in Sections 4.1, 4.2, 4.3(d), 4.4 and 4.21 of the Amended and Restated Securities Purchase Agreement and such representations should be read in such context by substituting "Parent" for "Company" where such substitution is reasonably applicable) in connection with the Documents are true, correct and complete


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               (each as of the date that they were given to the extent such date is specified therein), and (iii) on the date hereof, after giving effect to this Amendment, all of the Company's and the Parent's covenant requirements, as applicable, are currently being met.

          (iii) From and after the Amendment Effective Date, all references in the Documents to the Term Note and Securities Purchase Agreement shall be deemed to be references to such documents as modified hereby.

          (iv) Clinical Data understands that it has an affirmative obligation to make prompt public disclosure of material agreements and material amendments to such agreements. It is Clinical Data's determination that this Amendment is material. Clinical Data agrees to file an 8-K within 4 business days of the date hereof and in the form otherwise prescribed by the SEC.

          (v) This Amendment shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and its successors and permitted assigns. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.

                            [signature page follows]


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     IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment or has caused this Amendment to be executed on its behalf by a representative duly authorized, all as of the date first above set forth.

COMPANY:                                PURCHASER:

ICORIA, INC.                            LAURUS MASTER FUND, LTD.


By: /s/ Caesar J. Belbel                By: /s/ Eugene Grin
    ---------------------------------       ------------------------------------
Name: Caesar J. Belbel                  Name: Eugene Grin
Title: Secretary                        Title: Director


CLINCAL DATA:

CLINICAL DATA, INC.


By: /s/ Caesar J. Belbel
    ---------------------------------
Name: Caesar J. Belbel
Title: Executive Vice President and
       Chief Legal Officer


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ANNEX A

                     FORM OF AMENDED AND RESTATED TERM NOTE

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ANNEX B

                          FORM OF AMENDED AND RESTATED
                          SECURITIES PURCHASE AGREEMENT

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EXHIBIT C

                            FORM OF TWO-YEAR WARRANT

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ANNEX D

                            FORM OF FIVE-YEAR WARRANT

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ANNEX E

                         FORM OF CLINICAL DATA GUARANTY

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ANNEX F

                              FORM OF CLINICAL DATA
                          REGISTRATION RIGHTS AGREEMENT